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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 (No. 333-152073) ("Amendment No. 1") of our report dated July 1, 2008 relating to the financial statements of Liquidnet Holdings, Inc. and its subsidiaries, which appears in such Amendment No. 1. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1.

/s/ PricewaterhouseCoopers LLP
New York, New York
August 15, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM